UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                   ----------

                Date of Report (Date of earliest event reported):
                                 August 4, 2003

                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                    1-16811                       25-1897152
     ---------------        ------------------------         -------------------
     (State or other        (Commission File Number)           (IRS Employer
     jurisdiction of                                         Identification No.)
      incorporation)

     600 Grant Street, Pittsburgh, PA                         15219-2800
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 (Address of principal executive offices)                     (Zip Code)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 7. Financial Statements and Exhibits

      (c) Exhibits

            99.1 Press Release dated August 4, 2003, titled "United States Steel Corporation Reports 2003 Second Quarter Results," together with related unaudited financial information and statistics.

Item 12. Disclosure of Results of Operations and Financial Condition

United States Steel Corporation is furnishing information contained in the August 4, 2003, press release titled "United States Steel Corporation Reports 2003 Second Quarter Results." The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as
Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

 By /s/ Larry G. Schultz
    ---------------------------
    Larry G. Schultz
    Vice President & Controller

Dated: August 4, 2003